FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Kevin Kessel, CFA	Randi Polanich
Vice President, Investor Relations	Chief Communications Officer
(408) 875-6627	(408) 875-6633
kevin.kessel@kla.com	randi.polanich@kla.com

KLA CORPORATION REPORTS FISCAL 2020 SECOND QUARTER RESULTS

•	Revenue for the quarter was a record of $1.51 billion

•	Earnings on both a GAAP and non-GAAP basis were records for the quarter with GAAP EPS of $2.40 per share and non-GAAP EPS of $2.66 per share

MILPITAS, Calif., February 4, 2020 -KLA Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2020, which ended on December 31, 2019, and reported GAAP net income attributable to KLA of $381 million and GAAP earnings per diluted share attributable to KLA of $2.40 on revenues of $1.51 billion.

“KLA once again demonstrated solid execution in the December quarter, delivering results in the upper end of the range of guidance, and capping multiple records across revenue, GAAP EPS and non-GAAP EPS for the quarter,” commented Rick Wallace, president and CEO of KLA. “As we begin the new calendar year, we are excited with the growth opportunities that lie ahead for KLA, with the industry outlook calling for growth led by technology transitions in advanced Logic, expanding investment in EUV, and with the expectation that Memory investment will improve in the calendar year. As the leading supplier of process control and specialty semiconductor process equipment for semiconductor and related electronics industries, and supported by a large and growing services business, KLA is uniquely positioned to benefit from this growth while continuing to deliver high levels of profitability.”

GAAP Results
	Q2 FY 2020	Q1 FY 2020	Q2 FY 2019
Revenues	$1,509 million	$1,413 million	$1,120 million
Net Income Attributable to KLA	$381 million	$347 million	$369 million
Earnings per Diluted Share Attributable to KLA	$2.40	$2.16	$2.42

Non-GAAP Results
	Q2 FY 2020	Q1 FY 2020	Q2 FY 2019
Net Income Attributable to KLA	$422 million	$398 million	$372 million
Earnings per Diluted Share Attributable to KLA	$2.66	$2.48	$2.44
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements included in this release. Non-GAAP results include the impact of recurring stock-based compensation, but exclude the impact of acquisitions or pending acquisitions, restructuring, severance, merger and other related charges and certain discrete tax items. KLA will discuss the results for its fiscal year 2020 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Time. A webcast of the call will be available at: www.kla.com.
About KLA:
KLA Corporation (“KLA”) develops industry-leading equipment and services that enable innovation throughout the electronics industry. We provide advanced process control and process-enabling solutions for manufacturing wafers and reticles, integrated circuits, packaging, printed circuit boards and flat panel displays. In close collaboration with leading customers across the globe, our expert teams of physicists, engineers, data scientists and problem-solvers design solutions that move the world forward. Additional information may be found at: www.kla.com.

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA’s financial results presented in accordance with United States GAAP.
To supplement KLA’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses (benefits), as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA’s operating performance and its prospects in the future. Specifically, KLA believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA’s financial performance by excluding certain costs and expenses (benefits) that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses (benefits) to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

Note Regarding Forward-Looking Statements:
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, including statements regarding the industry outlook on growth, are subject to risks and uncertainties. For the factors that may cause actual results to differ materially from those projected and anticipated in the forward-looking statements in this release, please refer to KLA’s annual report on Form 10-K for the year ended June 30, 2019, subsequently filed quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, without limitation, the risk factors described therein). Except as otherwise specifically indicated, the information included in this release is as of the date it is delivered. KLA assumes no obligation to, and does not currently intend to, update these forward-looking statements.

KLA Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2019	June 30, 2019
ASSETS
Cash, cash equivalents and marketable securities	$1,677,522	$1,739,385
Accounts receivable, net	1,191,035	990,113
Inventories	1,251,400	1,262,500
Other current assets	257,486	323,077
Land, property and equipment, net	489,980	448,799
Goodwill	2,299,781	2,211,858
Deferred income taxes, non-current	213,255	206,141
Purchased intangible assets, net	1,492,450	1,560,670
Other non-current assets	377,811	265,973
Total assets	$9,250,720	$9,008,516
LIABILITIES, NON-CONTROLLING INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$256,646	$202,416
Deferred system revenue	247,103	282,348
Deferred service revenue	204,284	206,669
Current portion of long-term debt	—	249,999
Other current liabilities	1,010,210	827,054
Total current liabilities	1,718,243	1,768,486
Non-current liabilities:
Long-term debt	3,399,877	3,173,383
Deferred tax liabilities	680,929	702,285
Deferred service revenue	99,969	98,772
Other non-current liabilities	663,732	587,897
Total liabilities	6,562,750	6,330,823
Stockholders’ equity:
Common stock and capital in excess of par value	2,017,521	2,017,312
Retained earnings	719,001	714,825
Accumulated other comprehensive income (loss)	(66,758)	(73,029)
Total KLA stockholders' equity	2,669,764	2,659,108
Non-controlling interest in consolidated subsidiary	18,206	18,585
Total stockholders’ equity	2,687,970	2,677,693
Total liabilities and stockholders’ equity	$9,250,720	$9,008,516

KLA Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three Months Ended December 31,		Six Months Ended December 31,
(In thousands, except per share amounts)	2019	2018	2019	2018
Revenues:
Product	$1,144,550	$852,201	$2,202,525	$1,681,428
Service	364,903	267,697	720,342	531,730
Total revenues	1,509,453	1,119,898	2,922,867	2,213,158
Costs and expenses:
Costs of revenues	633,618	408,260	1,237,859	789,647
Research and development	220,751	165,903	431,331	319,433
Selling, general and administrative	192,253	112,462	380,598	226,900
Interest expense and other, net	37,904	17,310	76,636	33,647
Income before income taxes	424,927	415,963	796,443	843,531
Provision for income taxes	44,622	46,863	69,742	78,487
Net income	380,305	369,100	726,701	765,044
Less: Net loss attributable to non-controlling interest	(250)	—	(379)	—
Net income attributable to KLA	$380,555	$369,100	$727,080	$765,044
Net income per share attributable to KLA:
Basic	$2.42	$2.43	$4.60	$4.98
Diluted	$2.40	$2.42	$4.56	$4.96
Weighted-average number of shares:
Basic	157,290	152,148	157,994	153,684
Diluted	158,620	152,648	159,314	154,389

KLA Corporation
Condensed Consolidated Unaudited Statements of Cash Flow

	Three Months Ended
	December 31,
(In thousands)	2019	2018
Cash flows from operating activities:
Net income	$380,305	$369,100
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	88,534	15,806
Loss (gain) on unrealized foreign exchange and other	(5,450)	895
Stock-based compensation expense	26,789	15,695
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	(126,682)	(55,869)
Inventories	(1,477)	(15,109)
Other assets	3,558	34,978
Accounts payable	35,258	(2,440)
Deferred system revenue	(30,412)	(19,723)
Deferred service revenue	1,220	12,211
Other liabilities	16,088	(73,372)
Net cash provided by operating activities	387,731	282,172
Cash flows from investing activities:
Capital expenditures	(34,874)	(26,366)
Purchases of available-for-sale securities	(144,715)	(2,686)
Proceeds from sale of available-for-sale securities	10,287	107,370
Proceeds from maturity of available-for-sale securities	158,699	128,052
Purchases of trading securities	(12,852)	(27,481)
Proceeds from sale of trading securities	15,307	29,722
Net cash (used in) provided by investing activities	(8,148)	208,611
Cash flows from financing activities:
Proceeds from revolving credit facility	250,000	—
Repayment of debt	(275,000)	—
Common stock repurchases	(284,593)	(250,213)
Payment of dividends to stockholders	(134,696)	(114,562)
Issuance of common stock	24,499	20,556
Tax withholding payments related to equity awards	(12,237)	(3,233)
Payment of contingent consideration payable	(3)	—
Net cash used in financing activities	(432,030)	(347,452)
Effect of exchange rate changes on cash and cash equivalents	3,963	1,137
Net (decrease) increase in cash and cash equivalents	(48,484)	144,468
Cash and cash equivalents at beginning of period	988,348	1,649,514
Cash and cash equivalents at end of period	$939,864	$1,793,982
Supplemental cash flow disclosures:
Income taxes paid	$50,884	$87,854
Interest paid	$53,140	$51,136
Non-cash activities:
Business acquisition holdback amounts - investing activities	$—	$440
Contingent consideration payable - financing activities	$(3,540)	$2,529
Dividends payable - financing activities	$1,638	$5,404
Unsettled common stock repurchase - financing activities	$4,000	$—
Accrued purchase of land, property and equipment - investing activities	$13,755	$7,705

KLA Corporation
Segment Information (Unaudited)
The following is a summary of results for each of our four reportable segments and reconciliation to total revenues for the indicated periods:

	Three Months Ended December 31,		Six Months Ended December 31,
(In thousands)	2019	2018	2019	2018
Revenues:
Semiconductor Process Control	$1,247,430	$1,094,013	$2,411,062	$2,163,972
Specialty Semiconductor Process	75,106	—	144,245	—
PCB, Display and Component Inspection(1)	186,279	26,110	364,831	49,725
Other	517	—	2,748	—
Total revenues for reportable segments	1,509,332	1,120,123	2,922,886	2,213,697
Corporate allocation and effects of foreign exchange rates	121	(225)	(19)	(539)
Total revenues	$1,509,453	$1,119,898	$2,922,867	$2,213,158
__________
(1) Revenues in the three and six months ended December 31, 2019 include a contribution from the Orbotech business. Revenues in the three and six months ended December 31, 2018 include the Component Inspection business only.

KLA Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share amounts)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three Months Ended			Six Months Ended
		December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
GAAP net income attributable to KLA		$380,555	$346,525	$369,100	$727,080	$765,044
Adjustments to reconcile GAAP net income to non-GAAP net income:
Acquisition-related charges	a	60,393	73,363	4,281	133,756	9,832
Restructuring, severance and other related charges	b	2,786	—	—	2,786	—
Income tax effect of non-GAAP adjustments	c	(21,505)	(22,266)	(276)	(43,771)	(586)
Discrete tax items	d	—	—	(765)	—	(17,871)
Non-GAAP net income attributable to KLA		$422,229	$397,622	$372,340	$819,851	$756,419
GAAP net income (loss) per diluted share attributable to KLA		$2.40	$2.16	$2.42	$4.56	$4.96
Non-GAAP net income per diluted share attributable to KLA		$2.66	$2.48	$2.44	$5.15	$4.90
Shares used in diluted shares calculation		158,620	160,131	152,648	159,314	154,389

Pre-tax impact of GAAP to non-GAAP adjustments included in Condensed Consolidated Unaudited Statements of Operations

	Acquisition - Related Charges	Restructuring, Severance and Other Related Charges	Total pre-tax GAAP to non-GAAP Adjustments
Three months ended December 31, 2019
Costs of revenues	$40,590	$831	$41,421
Research and development	—	802	802
Selling, general and administrative	19,803	1,153	20,956
Total in three months ended December 31, 2019	$60,393	$2,786	$63,179
Three months ended September 30, 2019
Costs of revenues	$49,999	$—	$49,999
Selling, general and administrative	23,364	—	23,364
Total in three months ended September 30, 2019	$73,363	$—	$73,363
Three months ended December 31, 2018
Costs of revenues	$967	$—	$967
Selling, general and administrative	3,314	—	3,314
Total in three months ended December 31, 2018	$4,281	$—	$4,281

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition-related charges primarily include amortization of intangible assets and other acquisition-related adjustments including adjustments for the fair valuation of inventory and backlog, and transaction costs associated with our acquisitions, primarily Orbotech. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets, and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA’s newly acquired and long-held businesses. Management believes that the other acquisition-related expenses are appropriate to be excluded because such costs would not have otherwise been incurred in the periods presented. Management believes excluding these items helps investors compare our operating performances with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with employee severance and other exit costs. Management believes excluding these items helps investors compare our operating performance with our results in prior periods.

c.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

d.
Discrete tax items include charges associated with the acquisition of Orbotech as well as the income tax effects of an income tax expense from the enacted tax reform legislation through the Tax Cuts and Jobs-Act (the “Act”), which was signed into law on December 22, 2017, of which the impact is primarily related to the provisional tax amounts recorded for the transition tax on accumulated foreign earnings and the re-measurement of certain deferred tax assets and liabilities as a result of the enactment of the Act. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.